SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 24, 2003

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                                    Castelle
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

               000-22020                                   77-0164056
        (Commission File Number)               (IRS Employer Identification No.)

            855 Jarvis Drive
                 Suite 100
        Morgan Hill, California                               95037
(Address of Principal Executive Offices)                    (Zip Code)

                                 (408) 852-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (c)

      Exhibits

            The following exhibit is being furnished herewith:

           Exhibit
            Number      Description
           -------      ------------------------------------------------------

             99.1* Text of press release issued by Castelle dated October 24, 2003.

* This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12. Results of Operations and Financial Condition.

      (a) The information contained in this Item 12, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On October 24, 2003, Castelle issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2003. A copy of Castelle's press release is attached hereto as Exhibit 99.1.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003

                                            Castelle


                                        By: /s/ Paul W. Cheng
                                            --------------------------

                                            Paul W. Cheng
                                            -------------

                                            Vice President, Chief
                                            Financial Officer and
                                            Secretary

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                                  EXHIBIT INDEX

      Exhibit
       Number           Description
      -------           ------------------------------------------------------

        99.1            Text of press release issued by Castelle dated October
                        24, 2003.


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